Tax Receivable Agreement	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Tax Receivable Agreement
7. Tax Receivable Agreement
On October 15, 2021, we entered into a Tax Receivable Agreement with certain Opco Equity Holders. Pursuant to the Tax Receivable Agreement, among other things, holders of Opco common units may, subject to certain conditions, from and after April 15, 2022, exchange such Paired Interests for Class A common stock on a one-for-one
basis, subject to the terms of the Exchange Agreement, including our right to elect to deliver cash in lieu of Class A common stock and, in certain cases, adjustments as set forth therein. Opco will have in effect an election under Section 754 of the Internal Revenue Code for each taxable year in which an exchange of Opco common units for Class A common stock (or cash) occurs.
The exchanges are expected to result in increases in the tax basis of the tangible and intangible assets of Opco. These increases in tax basis may reduce the amount of tax that we would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
The Tax Receivable Agreement provides for the payment by us to exchanging holders of Opco common units of 85% of certain net income tax benefits, if any, that we realize (or in certain cases is deemed to realize) as a result of these increases in tax basis and certain other tax attributes of Opco and tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. This payment obligation is an obligation of the Company and not of Opco. For purposes of the Tax Receivable Agreement, the cash tax savings in income tax will be computed by comparing our actual income tax liability (calculated with certain assumptions) to the amount of such taxes that we would have been required to pay had there been no increase (or decrease) to the tax basis of the assets of Opco as a result of Opco having an election in effect under Section 754 of the Code for each taxable year in which an exchange of Opco common units for Class A common stock occurs and had we not entered into the Tax Receivable Agreement. Such increase or decrease will be calculated under the Tax Receivable Agreement without regard to any transfers of Opco common units or distributions with respect to such Opco common units before the exchange under the Exchange Agreement to which Section 743(b) or 734(b) of the Code applies. As of December 31, 2021, no such exchanges have occurred, and as such, no value has been recorded under the Tax Receivable Agreement.